UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________________________

Date of Report (Date of earliest event reported): February 27, 2018
SAEXPLORATION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
001-35471 (Commission file number)
27-4867100 (IRS Employer Identification No.)
1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079 (Address of principal executive offices) (Zip Code)
(281) 258-4400 (Company's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2018, SAExploration, Inc. (the "Company") entered into a second amendment to the First Amended and Restated Credit and Security Agreement ("Amendment No. 2") among SAExploration, Inc., as borrower, the Company and the other guarantors party thereto, the lenders party thereto (the “Credit Agreement Lenders”) and Cantor Fitzgerald Securities, as administrative agent and collateral agent for the Lenders (the “Credit Agreement”). Amendment No. 2, among other things, removes the condition providing for a early maturity of September 14, 2018. The maturity date of the First Amended and Restated Credit and Security Agreement is January 2, 2020.
The foregoing summary is qualified in its entirety by reference to the Amendment No. 2, which is attached as Exhibit 10.1. The representations and warranties of the Company in the Amendment No. 2 were made only for purposes of that agreement and as of specific dates and were solely for the benefit of the Credit Agreement Lenders. The Amendment No. 2 is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business, or operational information about the Company and its subsidiaries. The representations and warranties made by the Company in the Amendment No. 2 may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.
On February 28, 2018, the Company, each of the Company’s domestic subsidiaries, as guarantors (the “Guarantors”), Delaware Trust Company, as collateral agent and administrative agent (the “Term Loan Agent”), and the lenders from time to time party thereto (the “Term Loan Lenders”) entered into a third amendment (“Amendment No. 3”), to the Term Loan and Security Agreement, dated as of June 29, 2016, among the Company, the Guarantors, the Term Loan Agent and the Term Loan Lenders (as amended by that certain Amendment No. 1 to Term Loan and Security Agreement, dated as of October 24, 2016 and Amendment No. 2 to Term Loan and Security Agreement, dated as of September 8, 2017 the “Term Loan”). Amendment No. 3, among other things, removes the condition providing for a early maturity of January 2, 2019. The maturity date of the Term Loan is January 2, 2020.
The foregoing description of Amendment No. 3, set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the text of Amendment No. 3, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
The representations and warranties of the Company in Amendment No. 3 were made only for purposes of that agreement and as of specific dates and were solely for the benefit of the Term Loan Agent and the Term Loan Lenders. Amendment No. 3 is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the Company and its subsidiaries. The representations and warranties made by the Company in Amendment No. 3 may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.
Item 8.01. Other Events.

On February 27, 2018, the Company announced its intention to mandatorily convert all outstanding shares of its Mandatorily Convertible Series B Preferred Stock, par value $0.0001 per share, into shares of the Company's common stock on March 6, 2018 pursuant to the terms of the Certificate of Designations of Mandatorily Convertible Series B Preferred Stock. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the U.S. federal securities laws, with respect to the Company’s financial condition, results of operations, cash flows and business, and expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from the Company’s expectations are discussed below. All written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements.
You should refer to the risk factors from the Company’s Annual Report filed on March 15, 2017, for the fiscal year ended December 31, 2016, and as updated in its Form 10-Q filed for the period ended September 30, 2017, for specific risks which would cause actual results to be significantly different from those expressed or implied by any of the Company’s forward-looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers of this report are cautioned not to place undue reliance on the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 2 to First Amended and Restated Credit and Security Agreement, dated as of February 28, 2018, among SAExploration, Inc., as Borrower, the Guarantors party thereto, the Lenders party thereto, and Cantor Fitzgerald Securities, as Agent.

10.2
Amendment No. 3 to Term Loan and Security Agreement, dated as of February 28, 2018, among SAExploration Holdings, Inc., as Borrower, the Guarantors party thereto, Delaware Trust Company, as Administrative Agent and Collateral Agent, and the Lenders party thereto.

99.1	Press Release dated February 27, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 2, 2018                SAExploration Holdings, Inc.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 2 to First Amended and Restated Credit and Security Agreement, dated as of February 28, 2018, among SAExploration, Inc., as Borrower, the Guarantors party thereto, the Lenders party thereto, and Cantor Fitzgerald Securities, as Agent.

10.2
Amendment No. 3 to Term Loan and Security Agreement, dated as of February 28, 2018, among SAExploration Holdings, Inc., as Borrower, the Guarantors party thereto, Delaware Trust Company, as Administrative Agent and Collateral Agent, and the Lenders party thereto.

99.1	Press Release dated February 27, 2018.